UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2005

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One PEI Center	18711
Wilkes-Barre, Pennsylvania (Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (570) 820-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

ITEM 5.04  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

On March 24, 2005 Southern Union Company (the Company) sent a notice to its directors and executive officers pursuant to Rule 104 of Regulation Blackout Trading Restriction (Reg. BTR) informing them of a blackout period under all of the Company’s equity-based compensation plans that are registered under the Securities Act of 1933.

The Sarbanes-Oxley Act established new rules that govern publicly traded companies, such as the Company, and the information such companies are required to file with the Securities and Exchange Commission. Because the Company recently changed its fiscal year end from June 30 to December 31, the Company became subject to the new informational requirements of the Sarbanes-Oxley Act on December 31, 2004, rather than on June 30, 2005, as previously planned. One of the effects of that change was that the Company was unable to comply with some of the new requirements of the Sarbanes-Oxley Act by the March 16, 2005 due date of our Transition Report on Form 10-K. Both the Company and its independent registered public accountants are working on complying with these requirements and the Company will amend and complete its Transition Report on Form 10-K when these efforts have been completed. Until that time, the Company believes that it will not be able to offer its employees the ability to purchase the Company’s common stock, par value $1.00, (the Common Stock) or receive allocations of employer contributions in Common Stock, under any of the Company’s equity-based compensation plans that are registered under the Securities Act of 1933.

As a result of the limitations imposed on the Company’s employees as discussed above, it is the Company’s opinion that its employees may be subject to a "blackout period" under Reg. BTR. Accordingly, it is the Company’s opinion that Reg. BTR prohibits the Company’s directors and executive officers from purchasing, selling or otherwise acquiring or transferring any equity security of the issuer during this "blackout period" if the securities were acquired by the insider "in connection with his or her service or employment" as an officer or director. This restriction applies to the following equity and derivative securities of the Company: Common Stock, Depositary Shares (listed as SUGPrC), Corporate Units (listed as Sug PrB and Sug PrD) and Options.

The blackout period commenced March 21, 2005 and the Company expects that it will end prior to or by June 30, 2005. As described above, the actual ending date depends upon the completion of work by the Company and its independent registered public accountants. If such work is completed prior to June 30, 2005, the Company will: (1) amend and complete its Transition Report on Form 10-K for the period ended December 31, 2004, (2) distribute a revised notice to its directors and executive officers notifying them of the early termination of the blackout period and (3) file a Current Report on Form 8-K describing early termination of the blackout period.

Inquiries about the blackout period should be directed to:
David J. Kvapil
Executive Vice President and
Chief Financial Officer
One PEI Center, Second Floor
Wilkes-Barre, Pennsylvania 18711
(570) 829-8662

This release and other reports and statements issued or made from time to time contain certain forward-looking statements that are based on current expectations, estimates and projections about the industry in which the Company operates, management’s beliefs and assumptions made by management. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are outside the Company’s control. Therefore, actual results, performance and achievements may differ materially from what is expressed or forecasted in such forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to put undue reliance on such forward-looking statements. Stockholders may review the Company’s reports filed in the future with the Securities and Exchange Commission for more current descriptions of developments that could cause actual results to differ materially from such forward-looking statements.

Factors that could cause actual results to differ materially from those expressed in our forward-looking statements include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in Southern Union’s service territories; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to Southern Union’s gas distribution business; new legislation and government regulations and proceedings affecting or involving Southern Union; unanticipated environmental liabilities; ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures, including the risks that the business acquired and any other businesses or investments that Southern Union has acquired or may acquire may not be successfully integrated with the business of Southern Union; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; Southern Union’s, or any of its subsidiaries, debt securities ratings; the economic climate and growth in the energy industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions such as any acquisition or divestiture of a business unit or any assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)

Date: March 24, 2005	By	/s/ DAVID J. KVAPIL
David J. Kvapil
Executive Vice President and Chief Financial Officer